              INAMED CORPORATION AND SUBSIDIARIES
             UNAUDITED CONSOLIDATED BALANCE SHEET
                        APRIL 30, 1996



                 ASSETS

Current assets:
   Cash and cash equivalents                      $ 16,484,690
   Trade accounts receivable, net of allowance      14,031,412
     for doubtful accounts and returns and
     allowances of $6,543,068
   Notes receivable - trade                            286,228
   Inventories                                      18,204,266
   Prepaid expenses and other current assets         1,508,917
   Income tax refund receivable                         99,160
   Deferred income taxes                             2,012,437
                                                  ------------
          TOTAL CURRENT ASSETS                      52,627,110

Property and equipment, at cost:
   Machinery and equipment                           9,150,342
   Furniture and fixtures                            3,698,199
   Leasehold improvements                            7,829,609
                                                  ------------
                                                    20,678,150

Less accumulated depreciation and
  amortization                                      (9,927,576)
                                                  ------------
          NET PROPERTY AND EQUIPMENT                10,750,574

Notes receivable, net of allowance of $1,066,958     2,002,947

Intangible assets, net                               1,558,831

Other assets, at cost                                  387,197
                                                  ------------
Total assets                                      $ 67,326,659
                                                  ------------
                                                  ------------

                         (continued)

                      INAMED CORPORATION AND SUBSIDIARIES
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                APRIL 30, 1996

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities:
  Current installments of long-term debt                   $     36,090
  Notes payable to bank                                         965,304
  Related party notes payable                                    63,044
  Accounts payable                                           12,650,118
  Accrued liabilities:
    Salaries, wages, and payroll taxes                        3,538,899
    Interest                                                  1,062,921
    Self-Insurance                                            1,094,332
    Stock option compensation                                    68,714
    Other                                                     1,319,248
  Royalties payable                                           1,450,058
  Income taxes payable                                        1,259,568
  Deferred income taxes                                          14,517
                                                           ------------
        TOTAL CURRENT LIABILITIES                            23,522,813

Long-term debt, excluding current installments                   74,541

Deferred grant income                                         1,059,872

Deferred income taxes                                           185,635

Litigation settlement                                         8,852,000

Convertible notes payable                                    35,000,000

Stockholders' (deficit) equity:
  Common stock $0.01 par value
     Authorized 20,000,000 shares;
     issued and outstanding 7,602,317                            76,024
  Additional paid-in capital                                  9,960,175
  Cumulative translation adjustment                             542,840
  Accumulated deficit                                       (11,947,241)
                                                           ------------
        STOCKHOLDERS' (DEFICIT) EQUITY                       (1,368,202)
                                                           ------------
        TOTAL LIABILITIES AND STOCKHOLDERS'                $ 67,326,659
           (DEFICIT) EQUITY                                ------------
                                                           ------------